UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2017
___________

MIDDLEBURG FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24159 (Commission File Number)	54-1696103 (I.R.S. Employer Identification No.)

111 West Washington Street Middleburg, Virginia (Address of principal executive offices)	20117 (Zip Code)

Registrant's telephone number, including area code: (703) 777-6327

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On January 25, 2017, Middleburg Financial Corporation ("Middleburg") and Access National Corporation ("Access") issued a joint press release announcing the hiring of David J. Laudemann as Executive Vice President, Market Executive for Middleburg Bank.  A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

The information presented herein contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Middleburg's and Access's expectations or predictions of future financial or business performance or conditions.  Forward-looking statements may be identified by words such as "may," "could," "will," "expect," "believe," "anticipate," "forecast," "intend," "plan," "prospects," "estimate," "potential," or by variations of such words or by similar expressions.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time.  Forward-looking statements in this report (including in the exhibits hereto) may include, but are not limited to, statements about project impacts of and financial results generated by the transaction.  Forward-looking statements speak only as of the date they are made and Access and Middleburg assume no duty to update forward-looking statements.

In addition to factors previously disclosed in Middleburg's and Access's reports filed with the Securities and Exchange Commission and those identified elsewhere in this report, the following factors, among others, could cause actual results to differ materially from the results expressed in or implied by forward-looking statements and historical performance: ability to obtain regulatory approvals and meet other closing conditions to the transaction; delays in closing the transaction; changes in asset quality and credit risk; changes in interest rates and capital markets; the introduction, timing and success of business initiatives; competitive conditions; and the inability to recognize cost savings or revenues or to implement integration plans associated with the transaction.  Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, may not reflect actual results and may not be relied upon.

Additional Information About the Proposed Transaction and Where to Find It

Investors are urged to review carefully and consider all public filings by Middleburg and Access with the Securities and Exchange Commission (the "SEC"), including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Quarterly Reports on Form 10-Q, and their Current Reports on Form 8-K.  The documents filed with the SEC may be obtained free of charge at the SEC's website at www.sec.gov.  The documents filed by Middleburg with the SEC may also be obtained free of charge at Middleburg's website at www.middleburgbank.com or by requesting them in writing to Middleburg Financial Corporation, 111 West Washington Street, Middleburg, Virginia 20117, Attention: Investor Relations.  The documents filed by Access with the SEC may also be obtained free of charge at Access's website at www.accessnationalbank.com or by requesting them in writing to Access National Corporation, 1800 Robert Fulton Drive, Suite 300, Reston, VA  20191, Attention: Investor Relations.

In connection with the proposed transaction, Access has filed a registration statement on Form S-4 with the SEC which includes a joint proxy statement of Access and Middleburg and a prospectus of Access.  Once the registration statement is declared effective, a definitive joint proxy statement/prospectus will be sent to the shareholders of each company seeking the required shareholder approvals.  Before making any voting or investment decision, investors and security holders of Access and Middleburg are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction.  Free copies of these documents may be obtained as described above.

Middleburg, Access, and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Middleburg and Access shareholders in connection with the proposed transaction.  Information about the directors and officers of Middleburg and their ownership of Middleburg common stock is set forth in the definitive proxy statement for Middleburg's 2016 annual meeting of shareholders, as previously filed with the SEC on April 12, 2016.  Information about the directors and officers of Access and their ownership of Access common stock is set forth in the definitive proxy statement for Access's 2016 annual meeting of shareholders, as previously filed with the SEC on April 18, 2016.  Investors may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus when they become available.  Free copies of these documents may be obtained as described above.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint press release of Access National Corporation and Middleburg Financial Corporation, dated January 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBURG FINANCIAL CORPORATION
(Registrant)

Date: January 25, 2017	By:	/s/ Gary R. Shook
Gary R. Shook
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint press release of Access National Corporation and Middleburg Financial Corporation, dated January 25, 2017

4